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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                   FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934




Date of Report:   June 27, 1997
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                     ATLANTIC CENTRAL ENTERPRISES LIMITED
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            (Exact name of registrant as specified in its charter)



        Bermuda                      0-21891            [Not Applicable]
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(State or other jurisdiction       (Commission         (I.R.S. Employer
of incorporation or organization)    File No.)         Identification No.)



            Cedar House, 41 Cedar Avenue, Hamilton HM 12, Bermuda
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       (Address of principal executive offices)               (Zip Code)




Registrant's telephone number, including area code:    (441) 295-2244
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                            (Not Applicable)
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        (Former name or former address, if changed since last report)



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                   ATLANTIC CENTRAL ENTERPRISES LIMITED


ITEM 8.    CHANGE IN FISCAL YEAR.

     The management of Atlantic Central Enterprises Limited (the "Company") determined in May 1997 to change the Company's fiscal year-end from February 28 of each year to end on March 31 of each year commencing with the period ending March 31, 1997. On June 27, 1997, the Company's Board of Directors ratified the change in the Company's fiscal year-end, as recommended by management, to end on March 31 of each year commencing with the period ending March 31, 1997.

     The Company will include an unaudited balance sheet at March 31, 1997 and unaudited statements of income, cash flow and changes in stockholders' equity for the transition period of 31 days ending March 31, 1997 in its next Quarterly Report on Form 10-QSB for the period ended June 30, 1997, and such statements will be separately audited and included in its next Annual Report on Form 10-KSB for the fiscal year ended March 31, 1998.



                                SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  July 11, 1997

                ATLANTIC CENTRAL ENTERPRISES LIMITED
                         (Registrant)



                By: /s/ Kenneth G. Howling
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                    Kenneth G. Howling,
                      Vice President of Finance and Chief Financial
Officer




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